Investor Presentation First Quarter 2010 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

MARION
CITRUS
SUMTER
HERNANDO
LAKE
ORANGE
PASCO
POLK
OSCEOLA
HILLSBOROUGH

CSFL

Birmingham
Atlanta
Winston-Salem
Tampa
Winter Haven
Corporate Overview
Headquartered in Davenport, FL
$1.8 billion in assets
$1.3 billion in deposits
Company formed:  June 2000
4 Subsidiary Banks; 38 branch banking
offices in 10 counties throughout Central
Florida
6 of 10 counties of operation rank in the top 15
fastest growing counties in Florida

CenterState Bank Central Florida, N.A.
CenterState Bank, N.A.
CenterState Bank of Florida, N.A.
Valrico State Bank

Market Share Opportunity
Combined Counties of Operation

Deposits per
Deposits Market Branch
Rank Institution ($000) Share Branches ($000)
1 Bank of America Corp. (NC) $10,301,554 20.25% 111 $92,807
2 SunTrust Banks Inc. (GA) 9,196,029 18.08 146 62,986
3 Wells Fargo & Company (CA) 8,120,483 15.96 113 71,863
4 BB&T Corp. (NC) 3,916,987 7.70 73 53,657
5 Regions Financial Corp. (AL) 3,311,920 6.51 91 36,395
6 CenterState Banks (FL) 1,204,831 2.37 37 32,563
7 Fifth Third Bancorp (OH) 1,131,031 2.22 30 37,701
8 South Financial Group Inc. (SC) 838,113 1.65 17 49,301
9 Village Bancorp Inc. (FL) 817,150 1.61 9 90,794
10 The Tampa Banking Co. (FL) 786,536 1.55 9 87,393
Source: FDIC and SNL Financial.
Deposit data as of 6/30/09.
Market share data for CSFL's combined counties of operation, excluding Orange County.
Excludes Orange County in which CSFL has $20.0 million in deposits and 1 branch.

Goals and Priorities
Achieve Return on Average Assets of 1.00%
Surpass $5 billion in assets
Expand into new markets with demographics similar to
Central Florida
Remain highly capitalized
Strategic Goals
(3 – 5 Years)
Priorities
(18 – 24 Months)
Acquire banking institutions through FDIC assisted
transactions
Leverage Correspondent Banking Division
Reduce the level of problem assets

Conservative Balance Sheet
Loans / Assets of 53%
as of 03/31/10
Constr/A&D/Land loans represent 11% of total loans versus
21% for Southeastern peers and 16% for Florida peers
NPAs
/ Assets of 3.35% versus 4.63% for Southeastern peers and
9.73% for Florida peers
Robust capital position
•
TCE and Tier 1 leverage ratios of 11.2% and 11.6%
at 03/31/10
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $500 million or more in total assets.

$\sqrt{x}$

Statewide Existing Home Sales & Starts
Year-Over-Year Percent Change
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
-45%
-50%
-55%
-60%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2009
Statewide Sales
Median Price
Starts (SF)

CSFL

NEAR-TERM DRIVERS
1. Home sales up significantly
Orlando up 50% over the last
year
2. Home prices continue to slide
- Foreclosures & shadow
inventory
3. Unemployment continues to
creep upward
~ 12%
4. Debt-overhang will slow
expansion in the near term
= Bank Consolidation
Florida Outlook –
Long Slow Recovery
Source: Florida Legislature Office of Economic and Demographic Research

Natural Increase
Net Migration
500,000
400,000
300,000
200,000
100,000
0
-100,000
-200,000
1969-70
1974-75
1979-80
1984-85
1989-90
1994-95
1999-00
2004-05
2009-10
2014-15
2019-20
2024-25
2029-30

CSFL

LONG-TERM DRIVERS
1. Housing more affordable
2. Baby-Boomers nearing
retirement age
3. Net migration to return
4. 72 degrees in January
Florida Outlook
Long-Term Future Still Bright
Florida’s Population Growth
Source: Florida Legislature Office of Economic and Demographic Research

12.00
6.00
0.00
5.66
11.16
9.73
3.35
TCE / TA %
NPA / Assets %
FL Peer Average
CSFL

GEORGIA
FLORIDA
UNITED STATES
Gulf of Mexico
Atlantic Ocean
Pensacola
Crestview
DeFuniak Springs
Bonifay
Chipley
Panama City
Lynn Haven
Port St. Joe
Apalachicola
Tallahassee
Blountstown
Bainbridge
Thomasville
Valdosta
Jacksonville
St. Augustine
Palm Coast
Gainesville
Ocala
Ormond Beach
Daytona Beach
De Land
Deltona
Eustis
Altamonte Springs
Winter Springs
Orlando
Kissimmee
Spring Hill
Brooksville
Palm Harbor
Clearwater
Plant City
Lakeland
Tampa
St. Petersburg
Bradenton
Sarasota
Venice
Port Charlotte
Cape Coral
Merritt Island
Melbourne
Palm Bay
Fort Pierce
Port St. Lucie
Okeechobee
West Palm Beach
Boynton Beach
Boca Raton
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Miami
Everglades National Park
Florida Keys
Key West
Straits of Florida

CSFL

Positioned for FDIC Transaction Opportunities

Capital  & NPA ratios
Source:  SNL Financial, data as of most recent quarter available.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $500 million or more in total assets.
Management
Prior FDIC acquisition experience
– Ocala National Bank
4 separate executive teams within
the Holding Company
Texas Ratio > 75% or Tier 1 Leverage Ratio < 5%
No. of
Institutions
No. of
Branches
Deposits
($MM)
89 589 $35,003
Acquisition Opportunity         Failed Banks

2005 – 2009 CAGR: 16.1%
1,500
1,200
900
600
300
0
321
258
343
187
232
24%
19%
26%
14%
17%
2005
2006
2007
2008
2009
3/31/10

2006 – 3/31/10 CAGR: 18.8%
60,000
40,000
20,000
0
8,811
32,024
10,579
32,280
13,191
40,822
11,001
43,974
12,025
54,561
12,006
56,450
2005
2006
2007
2008
2009
03/31/10
Time Deposits
Core Deposits

CSFL

Core Deposit Focus
Approximately 68,456 total accounts - $19,588 average balance per account
Ocala National Bank (FDIC assisted) – Core deposits up 13% in first year
Jumbo Time Deposits
Retail Time Deposits
Money Market & Savings Accts.
Demand – Interest bearing
Non – Interest bearing deposits
Total Deposits ($MM) Number of Deposit Accounts
Core deposits defined as non-time deposits.

Correspondent Banking Division
Management lift out from RBC
(formerly ALAB) and Capital
Markets Division of Silverton (66
total employees)
Physical operations –
Birmingham
(AL), Atlanta (GA) and Winston-Salem
(NC)
Three primary business lines
Bond Sales
Fed funds
Safekeeping, bond accounting, and
asset/liability consulting services
Customer base –
450 small to medium
size financial institutions primarily located
in Florida, Alabama, Georgia and the
Carolinas
Opportunity
Bank Clearing & Cash Management
Talent Recruiting / M&A
Division Contribution

($000s, except per share)
1Q09 2Q09 3Q09 4Q09 1Q10
Net Interest Income $1,178 $1,975 $1,813 $1,656 $1,526
Non-Interest Income 2,597 2,670 6,011 7,468 6,622
Non-Interest Expense (2,104) (2,038) (5,312) (6,512) (6,164)
Income Tax Expense (428) (881) (967) (1,006) (764)
Net Income Impact $1,243 $1,726 $1,545 1,606 1,220
EPS Impact $0.10 $0.14 $0.07 $0.06 $0.05

2,000
1,500
1,000
500
-
Total Assets ($MM)
2005 – 2009 CAGR 19.0%
872
68
1,077
1,009
1,217
150
1,067
1,333
1,751
181
1,570
1,777
2005
2006
2007
2008
2009
3/31/10
CSFL Assets
Assets Acquired

100
80
60
40
20
0
Loans/Deposits (%)
72
74
86
90
73
71
2005
2006
2007
2008
2009
3/31/10

CSFL

Organic Growth & Ample Liquidity
Total Asset Growth Loans / Deposits (%)
Loans / Deposits ratio
CenterState Banks, Inc.  – 71%
Southeastern Peers Average  – 87%
Florida Peers Average  – 88%
Loans
$517 $658 $841 $892 $959 $946
Deposits
717 893 973 994 1,305 1,341
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $500 million or more in total assets.

200
150
100
50
0
100
40
122
130
Regulatory Guidelines
CSFL
Southeastern Peers
Florida Peers

400
300
200
100
0
300
143
250
346
Regulatory Guidelines
CSFL
Southeastern Peers
Florida Peers

CSFL

CRE Concentrations
C&D Concentration – Category A (%) CRE Concentration – Category B (%)

Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $500 million or more in total assets.

Consumer / Other 6%
Commercial & Industrial 9%
Residential Real Estate 27%
Construction, A&D, & Land 11%
Commercial Real Estate 47%

CSFL

Loan Portfolio
Total Loans by Type (%)
Total Loans Detail
Construction, Development, & land represents only 11% of the total portfolio

Loan Type
No. of
Loans
3/31/10
Balance
Avg Loan
Balance
Residential Real
Estate
2,605 $251MM $96,000
Commercial Real
Estate
1,089 444MM 408,000
Construction,
A&D, & Land
570 109MM 191,000
Commercial &
Industrial
1,006 87MM 86,000
Consumer /Other 2,222 55MM 25,000
Total 7,492 $946MM $126,000

Mobile Home Park 1%
Other CRE 9%
Office 24%
Hotel/Lodging 1%
Strip Center 7%
Mini Warehouse 3%
Residential Multi Family 4%
Church / Education 10%
Agriculture 3%
Industrial 6%
Warehouse 7%
Aviation 1%
Restaurant 3%
Medical 5%
Retail 16%

Constr - Single Family Owner 2%
Raw Land - Future Commercial 41%
Individual Residential Lot 31%
Constr - Spec Home 2%
Const - Other 0%
Constr - Warehouse 1%
Constr - Industrial 2%
Constr - Church / Education 3%
Constr - Office 1%
Developed Land 9%
Raw Land - Future Residential 8%

CSFL

Commercial Real Estate & Construction Loans
Commercial Real Estate by Type (%) Constr/Dev/Land Loans by Type (%)
$444 million (47% of total loan portfolio)
56% owner-occupied
5% Non-Accrual
$109 million (11% of total loan portfolio)
12% Non-Accrual

Data as of  3/31/10

NonPerforming Loans & Other Real Estate
Non-Performing Loans
Other Real Estate Owned
$48,787,000 (5.15% of Gross Loans)
30% of NPLs are current
80% of legal unpaid loan balance
$10,059,000
62% of legal unpaid loan balance
at repossession date

Data as of  3/31/10
Commercial Buildings
(9)
$3,662K
Commercial Lots
(1)
$84K
Mobile Homes
w/ Land
(4)
$231K
Vacant Land
(8 parcels of land)
$1,967K
Mixed Properties
$187K
Single Family Homes
(25)
$2,584K
Residential Lots
(50)
$1,344K
Residential Real
Estate
$11,274K
(73 loans)
Commercial Real Estate
$24,198K
(51 loans)
Construction,
A&D, & Land
$12,547K
(45 loans)
Commercial
$375K
(17 loans)
Consumer  / Other
$393K
(21 loans)

Amount ($MM)
75
60
45
30
15
0
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
30-89 days PD
90+ days PD & NonAccrual
OREO and Repo

NPAs / Loans & OREO (%)
15.00
10.00
5.00
0.00
13.06
6.22
5.36
2007
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
CSFL
Southeastern Peers
Florida Peers

Reserves / Loans (%)
3.00
2.00
1.00
2.60
2.54
2.34
2007
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
CSFL
Southeastern Peers
Florida Peers

NCOs / Avg Loans (%)
6.00
4.00
2.00
0.00
4.20
2.04
1.38
2007
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
CSFL
Southeastern Peers
Florida Peers

CSFL

Credit Quality Trends
•
ALLL / NPL ratio of 49% versus 29% for Florida Peers (MRQ)

Source: SNL Financial and Company filings.
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $500 million or more in total assets.
NPAs / Loans & OREO (%)
Net Charge-Offs / Avg. Loans (%)
Problem Loan Trends ($MM)
Reserves / Loans (%)

Net Income ($MM)
10.00
5.00
0.00
(5.00)
(10.00)
6.33
8.46
7.80
3.42
(6.22)
0.39
2005
2006
2007
2008
2009
1Q10

Pre-Tax, Pre-Provision Income ($MM)
Pre-Tax, Pre-Provision ROAA (%)
$30
$20
$10
$0
1.60
1.20
0.80
0.40
0.00
1.38
1.43
1.22
0.98
0.99
1.39*
11.1
14.0
14.6
12.2
17.5
24.4*
2005
2006
2007
2008
2009
2010*
Pre-Tax, Pre-Provision Income
PTPP ROAA

Net Interest Margin (%)
4.40
4.00
3.60
3.20
2.80
4.17
4.01
3.61
3.75
3.88
3.54
3.16
3.14
3.42
3.27
3.54
2006
2007
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q09

Non Interest Inc / Operating Rev (%)
50.0
40.0
30.0
20.0
10.0
39.49
28.85
22.87
2007
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
CSFL
Southeastern Peers
Florida Peers

CSFL

Profitability

Source: SNL Financial and Company filings.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $500 million or more in total assets.
Pre- Tax, Pre-Provision Income & ROAA
(%)
Non Interest Inc / Op. Revenue (%)
Net Income ($MM)
Net Interest Margin (%)
*Annualized

Summary
Energetic management team that is taking advantage of opportunities
Home field advantage in attractive markets
Available capital to deploy on FDIC assisted deals
Unprecedented opportunities to add shareholder value